UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2023

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-33807	26-1232727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

100 Inverness Terrace E., Englewood, Colorado 80112

(Address of principal executive offices) (Zip Code)

(303) 706-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	SATS	The NASDAQ Stock Market L.L.C.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04           Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On December 12, 2023, EchoStar Corporation (“EchoStar”) sent a notice (the “Notice”) to its directors and executive officers informing them that they will be prohibited from engaging in transactions in EchoStar equity securities during an upcoming blackout period applicable to the EchoStar 401(k) Plan (the “Plan”). The blackout period for the Plan is being implemented in connection with the anticipated closing of the previously announced merger (the “Merger”) pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of October 2, 2023 (the “Merger Agreement”), by and among EchoStar, EAV Corp., a Nevada corporation and a wholly owned subsidiary of EchoStar (“Merger Sub”) and DISH Network Corporation, a Nevada corporation (“DISH”), pursuant to which EchoStar will acquire DISH by means of the merger of Merger Sub with and into DISH, with DISH surviving the Merger as a wholly owned subsidiary of EchoStar. Pursuant to the Merger, (i) each outstanding share of DISH Class A Common Stock, par value $0.01 per share (the “DISH Common Stock”) and DISH Class C Common Stock, par value $0.01 per share will be converted into the right to receive a number of shares of EchoStar Class A Common Stock, par value $0.001 per share (“EchoStar Class A Common Stock”), equal to 0.350877 (the “Exchange Ratio”) and (ii) each share of DISH Class B Common Stock, par value $0.01 per share, outstanding immediately prior to the Effective Time will be converted into the right to receive a number of shares of EchoStar Class B Common Stock, par value $0.001 per share, equal to the Exchange Ratio.

To prepare for the closing of the Merger and the conversion process for the DISH Common Stock held in the Plan, participants in the Plan have been advised that there will be a blackout period (the “Blackout Period”) under the Plan that is expected to begin as of market close (generally 4:00 p.m. Eastern time) on the business day immediately preceding the closing of the Merger, which is expected to occur as early as the week of December 11, 2023 and as late as December 29, 2023. The Blackout Period is expected to end approximately two to five business days after it begins.

During the Blackout Period, any and all transactions into or out of DISH Common Stock will be restricted and participants in the Plan will not be able to direct or diversify the assets held in their account in DISH Common Stock or obtain a loan or withdrawal from balances invested in DISH Common Stock or take a full distribution from the Plan account that has a balance in DISH Common Stock.

The Notice informs the directors and executive officers of EchoStar that, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the SEC’s Regulation BTR, they will be prohibited, during the Blackout Period, from engaging in transactions in EchoStar equity securities acquired in connection with their service to EchoStar and its subsidiaries. A copy of the Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Before and during the Blackout Period and for a period of two years after the end date thereof, inquiries concerning the Blackout Period, including the beginning and ending dates of the trading restrictions, may be directed without charge to:

EchoStar Corporation
100 Inverness Terrace East
Englewood, Colorado 80112
Attention: Dean Manson, Chief Legal Officer
Telephone: (303) 706-4000

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements are neither promises nor guarantees but are subject to a variety of risks and uncertainties, many of which are beyond EchoStar’s and DISH’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the factors discussed under the section entitled “Risk Factors” of EchoStar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC, and under the section entitled “Risk Factors” of DISH’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the parties’ subsequent reports, filed with the SEC. EchoStar and DISH undertake no obligation to update or supplement any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. These factors include, without limitation: the occurrence of any event, change or other circumstance that could give rise to the termination of the Amended Merger Agreement between EchoStar and DISH; the effect of the announcement of the proposed transaction on the ability of EchoStar and DISH to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; the timing of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction; EchoStar’s and DISH’s ability to achieve the anticipated benefits from the proposed transaction; other risks related to the completion of the proposed transaction and actions related thereto; risk factors related to the current economic and business environment; significant transaction costs and/or unknown liabilities; risk factors related to pandemics or other health crises; risk factors related to funding strategies, indebtedness levels and capital structure; and risk factors related to the market price for EchoStar’s and DISH’s respective common stock.

These risks, as well as other risks related to the proposed transaction, are included in the registration statement on Form S-4 that includes as a prospectus a joint information statement of the type contemplated by Rule 14c-2 of the Exchange Act, and has been filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and the joint information statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to EchoStar’s and DISH’s respective periodic reports and other filings with the SEC, including the risk factors identified in each of EchoStar’s and DISH’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither EchoStar nor DISH undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, EchoStar and DISH have prepared a joint information statement for their respective stockholders containing the information with respect to the proposed transaction contemplated by Rule 14c-2 of the Exchange Act and describing the proposed transaction. EchoStar has filed with the SEC a registration statement on Form S-4 that includes the joint information statement, which registration statement has been declared effective by the SEC. Each of EchoStar and DISH have filed and may in the future file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the registration statement, the joint information statement or any other document that EchoStar or DISH may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the registration statement and the joint information statement and other documents containing important information about EchoStar, DISH and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by EchoStar will be available free of charge on its website at https://ir.echostar.com/. Copies of the documents filed with the SEC by DISH will be available free of charge on its website at https://ir.dish.com/.

Exhibit No.	Description of Exhibit
99.1	Notice regarding Blackout Period and Regulation BTR Trading Restrictions dated December 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

December 12, 2023	By:	/s/ Dean A. Manson
Dean A. Manson
Chief Legal Officer and Secretary